SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2005

FRANKLIN BANK CORP.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-505I8 (Commission File Number)	11-3626383 (I.R.S. Employer Identification No.)

9800 Richmond Avenue, Suite 680	Houston, Texas 77042

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code             (713) 339-8900

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
S I G N A T U R E
EXHIBIT INDEX
Form of original Incentive Stock Option Agreement
Form of First Amendment to original Incentive Stock Option Agreement
Form of original Nonqualified Stock Option Agreement
Form of First Amendment to original Nonqualified Stock Option Agreement
Form of original Incentive Stock Option Agreement
Form of First Amendment to original Incentive Stock Option Agreement
Form of original Nonqualified Stock Option Agreement
Form of First Amendment to original Nonqualified Stock Option Agreement
Form of revised Incentive Stock Option Agreement
Form of revised Nonqualified Stock Option Agreement

Section 1 — Registrant’s Business and Operations

     Item 1.01 Entry into a Material Definitive Agreement

     On May 9, 2005, the Compensation Committee of the Board of Directors of Franklin Bank Corp. (the “Company”) approved certain amendments to all outstanding stock options previously granted to the Company’s directors, named executive officers and employees under its 2002 Stock Option Plan (the “2002 Plan”) and 2004 Long-Term Incentive Plan (the “2004 Plan”), to accelerate the vesting and extend the period for exercise of such options in certain circumstances. The amendments provide that upon the optionee’s termination of employment or service due to retirement at or after age 65, death or disability, such options shall become fully exercisable and vested and may thereafter be exercised until the expiration of the option term. Under the original terms of the option agreements, there was no acceleration of vesting in the event of the optionee’s termination of employment or service due to retirement, death or disability, and the options were exercisable thereafter only for a limited period of time. All other terms and conditions applicable to outstanding stock options, including the exercise prices and numbers of shares subject to such options, were unchanged. These amendments affect all of the Company’s outstanding options, including 542,448 previously granted under the 2002 Plan and 380,220 previously granted under the 2004 Plan. Copies of the forms of original stock option agreements under the 2002 and 2004 Plans and the related amendments thereto are attached hereto as exhibits.

     Also on May 9, 2005, the Compensation Committee approved revised forms of agreement for use in future grants under the 2004 Plan. Copies of the forms of revised option agreements under the 2004 Plan are attached hereto as exhibits.

Section 9 — Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits

     (a) Not applicable.

     (b) Not applicable.

(c)    Exhibits.

Exhibit 10.1	Form of original Incentive Stock Option Agreement under the Registrant’s 2002 Stock Option Plan.

Exhibit 10.2	Form of First Amendment to original Incentive Stock Option Agreement under the Registrant’s 2002 Stock Option Plan.

Exhibit 10.3	Form of original Nonqualified Stock Option Agreement under the Registrant’s 2002 Stock Option Plan.

Exhibit 10.4	Form of First Amendment to original Nonqualified Stock Option Agreement under the Registrant’s 2002 Stock Option Plan.

Exhibit 10.5	Form of original Incentive Stock Option Agreement under the Registrant’s 2004 Long-Term Incentive Plan.

Exhibit 10.6	Form of First Amendment to original Incentive Stock Option Agreement under the Registrant’s 2004 Long-Term Incentive Plan.

Exhibit 10.7	Form of original Nonqualified Stock Option Agreement under the Registrant’s 2004 Long-Term Incentive Plan.

Exhibit 10.8	Form of First Amendment to original Nonqualified Stock Option Agreement under the Registrant’s 2004 Long-Term Incentive Plan.

Exhibit 10.9	Form of revised Incentive Stock Option Agreement for use under the Registrant’s 2004 Long-Term Incentive Plan.

Exhibit 10.10	Form of revised Nonqualified Stock Option Agreement for use under the Registrant’s 2004 Long-Term Incentive Plan.

S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN BANK CORP.
Dated: May 13, 2005	By:	/s/ Russell McCann
Russell McCann
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Form of original Incentive Stock Option Agreement under the Registrant’s 2002 Stock Option Plan.

Exhibit 10.2	Form of First Amendment to original Incentive Stock Option Agreement under the Registrant’s 2002 Stock Option Plan.

Exhibit 10.3	Form of original Nonqualified Stock Option Agreement under the Registrant’s 2002 Stock Option Plan.

Exhibit 10.4	Form of First Amendment to original Nonqualified Stock Option Agreement under the Registrant’s 2002 Stock Option Plan.

Exhibit 10.5	Form of original Incentive Stock Option Agreement under the Registrant’s 2004 Long-Term Incentive Plan.

Exhibit 10.6	Form of First Amendment to original Incentive Stock Option Agreement under the Registrant’s 2004 Long-Term Incentive Plan.

Exhibit 10.7	Form of original Nonqualified Stock Option Agreement under the Registrant’s 2004 Long-Term Incentive Plan.

Exhibit 10.8	Form of First Amendment to original Nonqualified Stock Option Agreement under the Registrant’s 2004 Long-Term Incentive Plan.

Exhibit 10.9	Form of revised Incentive Stock Option Agreement for use under the Registrant’s 2004 Long-Term Incentive Plan.

Exhibit 10.10	Form of revised Nonqualified Stock Option Agreement for use under the Registrant’s 2004 Long-Term Incentive Plan.